UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




           DATE OF REPORT:          September 16, 1996
                      (Date of the earliest event reported)


                     SYKES ENTERPRISES, INCORPORATED
         (Exact name of Registrant as specified in its charter)



           Florida              0-28274             56-1383460
   (State or other juris-     (Commission        (I.R.S. Employer
   diction of incorporation)  File Number)   Identification Number)


    100 North Tampa Street, Suite 3900
               Tampa, Florida                            33602-5089
   (Address of principal executive offices)              (Zip Code)


                                  813/274-1000
               Registrant's telephone number, including area code

   Item 2.   Acquisition or Disposition of Assets

   On August 30, 1996, pursuant to a Stock Purchase Agreement dated as of August 30, 1996 (the "Agreement"), Sykes Enterprises, Incorporated ("SEi" or "Company") acquired all of the issued and outstanding stock of DiagSoft, Inc. ("DiagSoft") from Gordon H. Kraft in exchange for 675,000 shares of SEi common stock (the "Acquisition"). The Acquisition will be accounted for using the pooling-of-interests method of accounting.

   DiagSoft, a corporation organized and existing under the laws of the State of California, develops and markets proprietary diagnostic software for use by manufacturers, professional service personnel and end users, which serves as a tool for enhancing SEi's technical product support services. Proprietary products developed and marketed by DiagSoft for use with a variety of operating systems include software used by personal computer manufacturers for their quality assurance purposes, and pre-installed or bundled software used by professional service personnel and end users for verifying component functionality, troubleshooting, resolving hardware and software conflicts, and hardware repairs. For the six month period ended June 30, 1996 and the year ended December 31, 1995, DiagSoft had revenues and net income (loss) approximating $3.9 million and $479,000, and $6.2 million and ($112,000), respectively, based on the unaudited internally prepared financial information. The Company expects to close leased offices in Scotts Valley, California and Tampa, Florida acquired in the Acquisition.

   Pursuant to the Agreement, Mr. Kraft entered into a consulting agreement with Sykes Enterprises, Incorporated, effective through August 30, 1997, unless terminated earlier in accordance with the terms of the agreement. Also pursuant to the Agreement, Mr. Kraft is precluded from competing against DiagSoft or the Company for three years.

   Gordon Kraft did not own any shares of SEi common stock as of the date of the Agreement. None of the directors and executive officers of SEi owned any DiagSoft stock as of the date of the Agreement. Gordon Kraft has been granted certain registration rights for the SEi common stock he received in the Acquisition.

   Item 7.   Financial Statements, Pro Forma Financial Information and
   Exhibits

        (a)  Financial Statements of the Business Acquired.

        It is impractical to provide the required financial statements for DiagSoft at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

        (b)  Pro Forma Financial Information.

        It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

        (c)  Exhibits

        2.1  Stock Purchase Agreement between Gordon Kraft and
             Sykes Enterprises, Incorporated, dated as of August
             30, 1996 (without schedules or exhibits).1

        99.1 News Release dated September 3, 1996.

        99.2 Registration Rights Agreement between Gordon Kraft and Sykes Enterprises, Incorporated, dated as of August
             30, 1996.


   __________________
   1 Sykes Enterprises, Incorporated agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SYKES ENTERPRISES, INCORPORATED



                                 By:  /s/ Scott J. Bendert
                                      Scott J. Bendert
                                      Vice President Finance and
                                      Treasurer

   Dated:  September 16, 1996

                                  EXHIBIT INDEX

        2.1  Stock Purchase Agreement between Gordon H. Kraft and
             Sykes Enterprises, Incorporated, dated as of August
             30, 1996 (without schedules or exhibits).1

        99.1 News Release dated September 3, 1996.

        99.2 Registration Rights Agreement between Gordon H. Kraft and Sykes Enterprises, Incorporated, dated as of August 30, 1996.



   ____________
   1 Sykes Enterprises, Incorporated agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.